UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2021

Central Index Key Number of the issuing entity: 0001872347

BANK 2021-BNK35

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-16	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On August 11, 2021 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2021-BNK35, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK35 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2021 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-FG, Class X-H, Class X-J, Class X-K, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 76 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 28, 2021, between the Registrant and MSMCH; certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 28, 2021, between the Registrant and BANA; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 28, 2021, between the Registrant and Wells Fargo; and certain of the Mortgage Loans were acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 28, 2021, between the Registrant and NCB.

The assets of the Issuing Entity include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
The Domain	N/A	Exhibit 99.5
Four Constitution Square	Exhibit 4.2	Exhibit 99.6
375 Pearl Street	Exhibit 4.2	Exhibit 99.7
Three Constitution Square	Exhibit 4.2	Exhibit 99.8
U.S. Steel Tower	Exhibit 4.2	Exhibit 99.9
Newport Pavilion	N/A	Exhibit 99.10
Fortune 7 Leased Campus	Exhibit 4.2	Exhibit 99.11

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA

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Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 28, 2021, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 28, 2021, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the RR Interest by the Registrant to BANA, Morgan Stanley Bank, N.A., and Wells Fargo (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of July 29, 2021, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 29, 2021 and filed with the Securities and Exchange Commission on August 11, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $1,181,007,000, on August 11, 2021.  The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,743,044.14, were approximately $1,294,672,404 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $5,458,044.14 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $144,106,378 and transferred to the Retaining Parties the RR Interest, having a certificate balance of $69,742,809.38, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of July 28, 2021, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of August 1, 2021, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated and effective as of June 1, 2021, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated August 11, 2021.
8.1	Tax Opinion of Sidley Austin LLP, dated August 11, 2021 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 29, 2021.
99.1	Mortgage Loan Purchase Agreement, dated as of July 28, 2021, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of July 28, 2021, Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of July 28, 2021, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of July 28, 2021, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.5	Agreement Between Note Holders, dated as of July 13, 2021, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-2-1 holder and initial note A-2-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder, relating to The Domain Whole Loan.
99.6	Agreement Between Note Holders, dated as of May 14, 2021, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., initial note A-2 holder, relating to the Four Constitution Square Whole Loan.
99.7	Agreement Between Note Holders, dated as of June 24, 2021, by and among Wells Fargo Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder, and Wells Fargo Bank, National Association, as initial note A-4 holder, relating to the 375 Pearl Street Whole Loan.
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99.8	Agreement Between Note Holders, dated as of May 14, 2021, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., initial note A-2 holder, relating to the Three Constitution Square Whole Loan.
99.9	Amended and Restated Co-Lender Agreement, dated as of June 4, 2021, by and among Morgan Stanley Bank, N.A., as note A-1 holder, note A-2 holder, note A-3-1 holder, note A-3-2 holder and note A-4 holder, Liberty Mutual Insurance Company, as note B-1 holder, Peerless Insurance Company, as note B-2 holder, Employers Insurance Company of Wausau, as note B-3 holder, Liberty Mutual Fire Insurance Company, as note B-4 holder, The Ohio Casualty Insurance Company, as note B-5 holder, and Safeco Insurance Company of America, as note B-6 holder, relating to the U.S. Steel Tower Whole Loan.
99.10	Agreement Between Noteholders, dated as of August 11, 2021, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Newport Pavilion Whole Loan.
99.11	Agreement Between Noteholders, dated as of May 28, 2021, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Fortune 7 Leased Campus Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: August 11, 2021

BANK 2021-BNK35 – Form 8-K

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